Related Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
RELATED PARTY TRANSACTIONS

Corporate Allocations
Refer to Note 1 for discussion on corporate expense allocations.

Transactions with Affiliates
As of and after the closing of the secondary offering on July 1, 2015, in which SunEdison sold all of its shares in the Company, transactions with SunEdison are no longer considered related party transactions. See Note 3 for additional discussion regarding the secondary offering. On June 23, 2015, prior to the closing of the secondary offering on July 1, 2015, the Company and SunEdison entered into a letter agreement regarding granular polysilicon supply matters (the “Agreement”). The Agreement provides for a long-term supply by SunEdison of the Company’s granular semiconductor grade polysilicon needs.
We sell intermediate products such as trichlorosilane gas, ingots, scrap wafers, and other inventory items to SunEdison's subsidiaries in the U.S., Europe, and Asia for use in their operations. We also provide limited services to SunEdison as outlined in the post-IPO transition services agreement. Net sales to SunEdison were $0.8 million for the six month period ended June 30, 2015 that were still considered affiliate transactions. Net sales to SunEdison were $2.4 million and $9.1 million for the for the years ended December 31, 2014 and 2013, respectively. Accounts receivable, affiliate were $4.3 million as of December 31, 2014.
We purchase products, primarily polysilicon, from SunEdison and its subsidiaries. SunEdison had in the past also performed financing, cash management, treasury, and other services for us on a centralized basis as outlined in a transition services agreement. Accounts payable, affiliate were $9.4 million as of December 31, 2014.
In connection with our IPO, $62.4 million of accounts payable, affiliate was settled through a cash payment to SunEdison, after offsetting certain accounts receivable, affiliate and notes receivable, affiliate balances against accounts payable, affiliate balances with certain SunEdison subsidiaries. The amounts included in the offsetting transactions included $26.3 million of accounts receivable, affiliate and $3.8 million of notes receivable, affiliate balances that were outstanding as of March 31, 2014. The $26.3 million and $3.8 million non-cash transactions outlined above are excluded from the consolidated statements of cash flows.

Notes Receivable - Affiliate
We settled $15.0 million of notes receivable, affiliate from certain SunEdison subsidiaries by offsetting a portion of those amounts against accounts payable, affiliate we have with certain other SunEdison subsidiaries during the year ended December 31, 2014. Of the $15.0 million in settlements of notes receivable, affiliate balances, $12.0 million are non-cash transactions which are excluded from the consolidated statements of cash flows. The remaining $3.8 million in intercompany notes between SunEdison and SunEdison Semiconductor were settled in connection with our IPO, as previously discussed, by offsetting a portion of the intercompany loans against accounts payable, affiliate balances with certain SunEdison subsidiaries.
Interest income on intercompany notes receivable and interest expense on intercompany borrowings is recorded as interest, net - affiliates in the consolidated statements of operations.